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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of HPSC, Inc. on Form S-8 of our report dated March 31, 2003, which contains an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 133, incorporated by reference in the Annual Report on Form 10-K of HPSC, Inc. for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 16, 2003

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT